Income Tax Expense	12 Months Ended
Mar. 31, 2026
Income Tax Expense [Abstract]
INCOME TAX EXPENSE

8. INCOME TAX EXPENSE

Cayman Islands

Pursuant to the current rules and regulations, the Cayman Islands currently levy no taxes on individuals or corporations based upon profits, income, gains or appreciations and there is no taxation in the nature of inheritance tax or estate duty. Therefore, the Company is not subject to any tax in the Cayman Islands.

Hong Kong

The Group is subject to a two-tiered income tax rate for taxable income earned in Hong Kong. The first HK$2 million (approximately US$256,000) profits earned by a company is subject to tax at an income tax rate of 8.25%, while the remaining profits will continue to be taxed at the existing tax rate of 16.5%.

The following table presents the composition of income tax expenses for the fiscal years ended March 31, 2026, 2025 and 2024:

	For the fiscal years ended March 31,
	2026	2025	2024
	US$’000	US$’000	US$’000
Current income tax expense	-	-	-
Deferred tax expense (credit)	186	241	141
	186	241	141

Reconciliation of the difference between the Hong Kong statutory income tax rate applicable to profits of the Group and the income tax expenses of the Group was as follows:

	For the fiscal years ended March 31,
	2026	2025	2024
	US$’000	US$’000	US$’000
Profit before provision for income taxes	(13,025)	1,139	1,910

Income tax expenses computed at statutory rate	(2,149)	188	315
Effect of preferential tax rates	-	-	-
Non-deductible expenses	556	107	2
Non-taxable income	(83)	(1)	(176)
Tax loss not recognised (Note (a))	1,676	-	-
Over provision of deferred tax in prior years	-	(53)	-
Change in valuation allowance	186	-	-
	186	241	141

Note:

(a)	As at March 31, 2026, the Group has unused tax losses of approximately $10,156,000 (2025:Nil) available for offset against future profits. No deferred tax assets have been recognised for the tax losses of $10,156,000 (2025: Nil) due to the unpredictability of future profit streams. All tax losses may be carried forward indefinitely.

Deferred Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Realization of the net deferred tax assets is dependent on factors including future reversals of existing taxable temporary differences and adequate future taxable income, exclusive of reversing deductible temporary differences and tax loss carry forwards.

Uncertain tax positions

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of March 31, 2026, 2025 and 2024, the Group did not have any significant unrecognized uncertain tax positions.

The Group did not accrue any liability, interest or penalties related to uncertain tax positions in its provision for income taxes line of its consolidated statements of operations for the fiscal years ended March 31, 2026, 2025 and 2024.